UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2018

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(469) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

This Current Report on Form 8-K (“Current Report”) is being filed by Fluor Corporation (the “Company”) to retrospectively adjust certain financial information and related disclosures contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed on February 20, 2018 (“2017 Form 10-K”). The information in this Current Report is not an amendment to, or restatement of, the 2017 Form 10-K.

Change in Segment Reporting

As disclosed in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2018, during the first quarter of 2018, the Company changed the composition of its reportable segments to align them with the manner in which the chief executive officer manages the business and allocates resources. The operations of the Company’s mining and metals business, previously included in the Energy & Chemicals segment, have been included in the Mining, Industrial, Infrastructure & Power segment. The Company now reports its operating results in the following four reportable segments: Energy & Chemicals; Mining, Industrial, Infrastructure & Power; Government; and Diversified Services.

To reflect the change in segments, the following Items of the 2017 Form 10-K have been adjusted retrospectively (which Items as adjusted are attached as Exhibits hereto and incorporated by reference herein):

•            Part I, Item 1. Business

•            Part II, Item 6. Selected Financial Data

•            Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•            Part II, Item 8. Financial Statements and Supplementary Data, as detailed in Item 15(a)(1)

This Current Report does not reflect events that may have occurred subsequent to the original filing date of the 2017 Form 10-K, and does not modify or update in any way the disclosures made in the 2017 Form 10-K other than as required to retrospectively reflect the change in segment reporting, as described above. All other information in the 2017 Form 10-K remains unchanged. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations for information known to management subsequent to the date of filing of the 2017 Form 10-K. The information in this Current Report should be read in conjunction with the 2017 Form 10-K. For information on developments since the filing of the 2017 Form 10-K, please refer to the Company’s subsequent filings with the Securities and Exchange Commission, including our Quarterly Reports on Form 10-Q for the periods ended March 31, 2018 and June 30, 2018.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Part I, Item 1. Business.
99.2	Part II, Item 6. Selected Financial Data.
99.3	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.4	Part II, Item 8. Financial Statements and Supplementary Data, as detailed in Item 15(a)(1).
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 2, 2018	FLUOR CORPORATION

	By:	/s/ Bruce A. Stanski
Bruce A. Stanski
Executive Vice President and Chief Financial Officer